UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

VERTEX ENERGY, INC.
(Name of Registrant as Specified in Charter)

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[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed: __________________________

VERTEX ENERGY, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders

DATE:	September 16, 2015
TIME:	10 A.M. Houston Time
LOCATION:	Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/VTNR and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/VTNR

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before August 29, 2015.

you may enter your voting instructions at https://www.iproxydirect.com/VTNR until 11:59 pm eastern time September 15, 2015.

The purposes of this meeting are as follows:
1.
1.To elect six directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal.
2.To approve an amendment to the Company’s 2013 Stock Incentive Plan, to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan.
3.To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015.
4.To transact such other business as may properly come before the annual meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on July 23, 2015 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of common stock, Series A Convertible Preferred Stock and Series B Preferred Stock they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for all’ for proposal one and “for” proposal two and three.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Vertex Energy, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT